Exhibit 10.5

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of October 14, 2004, by and among (i) Deutsche Bank Trust Company Americas, acting in its capacity as Administrative Agent under the Revolving Credit Agreement (as hereinafter defined) (together with its successors and assigns in such capacity, the “Revolver Bank Agent”), (ii) Deutsche Bank Trust Company Americas, acting in its capacity as collateral agent under the Revolver Security Agreement (as hereinafter defined) (together with its successors and assigns in such capacity, the “Revolver Collateral Agent”), (iii) Deutsche Bank Trust Company Americas, acting in its capacity as Administrative Agent under the Term Credit Agreement (as hereinafter defined) (together with its successors and assigns in such capacity, the “Term Bank Agent”), (iv) Deutsche Bank Trust Company Americas, acting in its capacity as collateral agent under the Term and Note Security Agreement (as hereinafter defined) (together with its successors and assigns in such capacity, the “Term and Note Collateral Agent”), (v) Deutsche Bank Trust Company Americas, as beneficiary for the benefit of the Secured Creditors under the Mortgages (as hereinafter defined) (together with its successors and assigns in such capacity, the “Mortgagee”), and (vi) HSBC Bank USA, National Association (as successor to HSBC Bank USA), as trustee for the holders of Senior Secured Notes (as defined below) issued under the Senior Secured Notes Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Senior Secured Notes Trustee”), and is acknowledged and consented to by Huntsman LLC, a Utah limited liability company (“Borrower”).

R E C I T A L S

WHEREAS, Deutsche Bank Trust Company Americas (“DBTCA”), as First Priority Bank Agent, DBTCA, as First Priority Collateral Agent, DBTCA, as Second Priority Bank Agent, DBTCA, as Second Priority Collateral Agent, DBTCA, as Mortgagee, the Senior Secured Notes Trustee and Borrower are parties to an Amended and Restated Intercreditor Agreement dated as of September 30, 2004 (the “Existing Intercreditor Agreement”);

WHEREAS, contemporaneously herewith, Borrower, certain subsidiaries of Borrower parties thereto, the Revolver Bank Agent and the lenders parties thereto are entering into the Revolving Credit Agreement to Refinance the First Priority Secured Obligations (as defined in the Existing Intercreditor Agreement);

WHEREAS, contemporaneously herewith, Borrower, the Term and Note Collateral Agent and the lenders parties thereto are entering into the Term Credit Agreement to Refinance the Second Priority Bank Obligations (as defined in the Existing Intercreditor Agreement);

WHEREAS, Borrower has issued $455.4 million in aggregate principal amount of 11-5/8% Senior Secured Notes due 2010 (such notes, together with any exchange notes and additional notes (the “Senior Secured Notes”)) issued under the Indenture dated as of September 30, 2003 among Borrower, the guarantors named therein and the Senior Secured Notes Trustee

(as amended, supplemented or otherwise modified from time to time, in accordance with the terms hereof, the “Senior Secured Notes Indenture”);

WHEREAS, contemporaneously herewith, in order to secure the Revolver Secured Obligations (as defined herein), Borrower, certain subsidiaries of Borrower parties thereto and the Revolver Collateral Agent are entering into a Security Agreement (as amended, replaced, modified, extended, renewed, supplemented or restated (in connection with a Refinancing or otherwise) or otherwise modified from time to time, the “Revolver Security Agreement”);

WHEREAS, contemporaneously herewith, in order to secure the Term and Note Secured Obligations (as defined herein), Borrower, certain subsidiaries of Borrower parties thereto and the Term and Note Collateral Agent are entering into an Amended and Restated Security Agreement which security agreement amends and restates the Second Priority Security Agreement as defined in the Senior Secured Notes Indenture (as amended, replaced, modified, extended, renewed, supplemented or restated (in connection with a Refinancing or otherwise) or otherwise modified from time to time, the “Term and Note Security Agreement”; and, together with the Revolver Security Agreement, the “Security Agreements”);

WHEREAS, contemporaneously herewith, Borrower and certain subsidiaries of Borrower are amending and restating and/or granting certain mortgages to secure the Obligations (as defined herein); and

WHEREAS, the Collateral Agents, the Bank Agents (as defined below), the Mortgagee, the Senior Secured Notes Trustee and Borrower desire to amend and restate the Existing Intercreditor Agreement for the purpose of setting forth the rights and obligations of the Collateral Agents and the respective secured parties with respect to the Collateral.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (all such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Assignor” shall mean any Assignor (as defined in the Revolver Security Agreement) or any Assignor (as defined in the Term and Note Security Agreement).

“Bank Agents” shall mean the Revolver Bank Agent and the Term Bank Agent.

“Bank Obligations” shall mean the Revolver Bank Obligations and the Term Bank Obligations.

“Bankruptcy Code” shall mean the provisions of Title 11 of the United States Code, 11 U.S.C. 101 et seq. or any other applicable bankruptcy, insolvency or similar laws.

“Bankruptcy Event” shall have the meaning provided in the Revolving Credit Agreement.

“Bankruptcy Proceeding” shall mean, with respect to any person, any proceeding commenced, without the application or consent of such person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such person or any substantial part of its assets, or any similar action with respect to such person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or any voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect.

“Borrower” shall have the meaning provided in the first paragraph of this Agreement.

“Collateral” shall mean the property from time to time consisting of Collateral (as defined in the Revolver Security Agreement), Collateral (as defined in the Term and Note Security Agreement), the Mortgaged Property (as defined in the Mortgages) and any other property from time to time pledged pursuant to any Revolver Security Document or Term and Note Security Document.

“Collateral Agents” shall mean the Revolver Collateral Agent, the Term and Note Collateral Agent and the Mortgagee.

“Credit Agreements” shall mean the Revolving Credit Agreement and the Term Credit Agreement.

“Credit Documents” shall mean the Loan Documents, the Senior Secured Note Indenture and the notes issued thereunder.

“Credit Party” shall mean any Credit Party (as defined in the Revolving Credit Agreement) or any Credit Party (as defined in the Term Credit Agreement).  The term “Credit Parties” shall have a correlative meaning.

“DBTCA” shall have the meaning set forth in the first paragraph of this Agreement.

“Existing Intercreditor Agreement” shall have the meaning set forth in the Recitals to this Agreement.

“Fully Paid” shall mean, with respect to any Obligation, that the respective obligee of such Obligation (which obligee shall, (i) in the case of the Revolver Bank Obligations, be the Revolver Bank Agent; and (ii) in the case of the Term Bank Obligations, be the Term Bank Agent), shall have certified to the respective Collateral Agent that such Obligation has terminated and that there remain no obligations of any kind whatsoever of the Borrower or any Credit Party with respect thereto (other than contingent indemnification obligations as to which no claims shall have accrued or be pending).

“Lender” shall mean any Lender (as defined in the Revolving Credit Agreement) or any Lender (as defined in the Term Credit Agreement), in each case together with their respective successors and assigns in such capacity.

“Liens” shall mean Liens (as defined in the Revolving Credit Agreement) and/or Liens (as defined in the Term Credit Agreement), as the context shall require.

“Loan Documents” shall mean, collectively, the Revolver Loan Documents and the Term Loan Documents, or any of the foregoing.

“Mortgagee” shall have the meaning set forth in the first paragraph of this Agreement.

“Mortgages” shall mean Mortgages (as defined in the Revolving Credit Agreement) and Mortgages (as defined in the Term Credit Agreement), as the context shall require.

“Obligations” shall mean, collectively, the Revolver Secured Obligations and the Term and Note Secured Obligations.  “Obligation” means any Revolver Secured Obligation or Term and Note Secured Obligation, as the context shall require.

“Other Creditor First Priority Collateral” shall mean (i) with respect to the Revolving Collateral Agent and the Revolver Secured Creditors, the Term and Note First Priority Collateral and (ii) with respect to the Term and Note Collateral Agent and the Term and Note Secured Creditors, the Revolver First Priority Collateral.

“Other Collateral Agent” shall mean (i) with respect to the Revolver Collateral Agent, the Term and Note Collateral Agent and (ii) with respect to the Term and Note Collateral Agent or the Mortgagee, the Revolver Collateral Agent.

“Refinance” shall mean, with respect to any Obligation, to refinance, extend, renew, repay, prepay, redeem, defease or retire, or to issue indebtedness in exchange or replacement for, such Obligation.  “Refinancing” has a correlative meaning.

“Revolver Agent” shall mean the Revolver Bank Agent and/or the Revolver Collateral Agent, as the case may be.

“Revolver Bank Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Revolver Bank Obligations” shall mean Obligations (as defined in the Revolving Credit Agreement), together with any obligations incurred to evidence any refunding, Refinancing, replacement or successive refunding, Refinancing or replacement thereof.

“Revolver Collateral Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Revolver First Priority Collateral” shall mean all Collateral referenced in Annex I.

“Revolver Instructing Group” shall mean the Instructing Group (as defined in the Revolver Security Agreement).

“Revolver Loan Documents” shall mean the Loan Documents (as defined in the Revolving Credit Agreement) and all other documents, instruments and agreements now or hereafter evidencing or securing the whole or any part of the Revolver Bank Obligations (including, without limitation, each of the loan documents as defined in any principal agreement evidencing Revolver Bank Obligations, including any documents evidencing or securing any complete, partial or successive refunding, Refinancing or replacement of the Revolver Bank Obligations or successive refunding, Refinancing or replacement, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing).

“Revolver Secured Creditors” shall mean all holders of the Revolver Secured Obligations.

“Revolver Secured Obligations” shall mean the Obligations (as defined in the Revolver Security Agreement), together with any obligations incurred to evidence any refunding, Refinancing, replacement or successive refunding, Refinancing or replacement thereof.

“Revolver Security Agreement” shall have the meaning set forth in the Recitals hereto.

“Revolver Security Documents” shall mean the Revolver Security Agreement and all other Security Documents (as defined in the Revolving Credit Agreement).

“Revolving Credit Agreement” shall mean that certain Revolving Credit Agreement by and among Borrower, the other borrowers parties thereto, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and the lenders parties thereto, together with any agreement or agreements from time to time executed by Borrower to evidence any refunding, Refinancing, replacement or successive refunding, Refinancing or replacement of all or any part of the Revolver Bank Obligations, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Secured Creditors” shall mean, collectively, the Revolver Secured Creditors and the Term and Note Secured Creditors.

“Security Agreements” shall have the meaning set forth in the Recitals hereto.

“Security Documents” shall mean the Security Documents (as defined in the Revolving Credit Agreement) and the Security Documents (as defined in the Term Credit Agreement).

“Senior Secured Noteholders” shall mean the holders of the Senior Secured Notes.

“Senior Secured Notes” shall have the meaning set forth in the Recitals hereto.

“Senior Secured Notes Indenture” shall have the meaning set forth in the Recitals hereto.

“Senior Secured Notes Obligations” shall mean the obligations incurred by Borrower under the Senior Secured Notes Indenture, as evidenced by the Senior Secured Notes.

“Senior Secured Notes Trustee” shall have the meaning set forth in the first paragraph of this Agreement.

“Term and Note Agent” shall mean the Term Bank Agent and/or the Term and Note Collateral Agent, as the case may be.

“Term and Note Collateral Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Term and Note First Priority Collateral” shall mean all Collateral other than the Revolver First Priority Collateral.

“Term and Note Instructing Group” shall mean the Instructing Group (as defined in the Term and Note Security Agreement).

“Term and Note Secured Creditors” shall mean all holders of the Term and Note Secured Obligations.

“Term and Note Secured Obligations” shall mean the Obligations (as defined in the Term and Note Security Agreement, together with any obligations incurred to evidence any refunding, Refinancing or replacement or successive refunding, Refinancing or replacement thereof).

“Term and Note Security Agreement” shall have the meaning set forth in the Recitals hereto.

“Term and Note Security Documents” shall mean the Term and Note Security Agreement and all other Security Documents (as defined in the Term Credit Agreement).

“Term Bank Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Term Bank Obligations” shall mean Obligations (as defined in the Term Credit Agreement), together with any obligations incurred to evidence any refunding, Refinancing, replacement or successive refunding, Refinancing or replacement thereof.

“Term Credit Agreement” shall mean that certain Credit Agreement by and among Borrower, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders parties thereto, together with any agreement or agreements from time to time executed by Borrower to evidence any refunding,

Refinancing, replacement or successive refunding, Refinancing or replacement of all or any part of the Term Bank Obligations, together with any amendments, replacements, modifications, extensions, renewals, supplements to, or restatements of, any of the foregoing.

“Term Loan Documents” shall mean the Loan Documents (as defined in the Term Credit Agreement) and all other documents, instruments and agreements now or hereafter evidencing or securing the whole or any part of the Term Bank Obligations (including, without limitation, each of the loan documents as defined in any principal agreement evidencing Term Bank Obligations, including any documents evidencing or securing any complete, partial or successive refunding, Refinancing or replacement of the Term Bank Obligations or successive refunding, Refinancing or replacement, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing).

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time tom time in the relevant jurisdiction.

Section 2.                                               Lien Priorities.

(a)           (i)            The parties hereto hereby agree that, notwithstanding the time, order or method of creation, attachment or perfection of the respective security interests and/or Liens granted in favor of the Collateral Agents to secure the Obligations or the filing or recording of financing statements or other Security Documents; the validity or enforceability of the security interests and Liens granted in favor of the Collateral Agents or the Revolver Secured Creditors or the Term and Note Secured Creditors; the dating, execution or delivery of any agreement, document or instrument granting any Collateral Agent or Secured Creditor security interests and/or Liens in or on any or all of the property or assets of any pledgor; the date on which any indebtedness is extended; the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interest; any provision of the Uniform Commercial Code, including any rule for determining priority thereunder or under any other law or rule governing the relative priorities of secured creditors, including with respect to real property or fixtures; any provision set forth in any Loan Document or the Senior Secured Notes Indenture or the Senior Secured Notes; or the possession or control by any Collateral Agent or Secured Creditor or any bailee of all or any part of any Collateral as of the date hereof or otherwise, (w) the Liens granted on the Revolver First Priority Collateral under the Revolver Security Documents to secure the Revolver Secured Obligations shall be a first and prior security interest for all purposes in such Revolver First Priority Collateral, (x) the Liens granted on the Term and Note First Priority Collateral under the Term and Note Security Documents to secure the Term and Note Secured Obligations shall be a first and prior security interest for all purposes in such Term and Note First Priority Collateral, (y) the Liens granted on the Revolver First Priority Collateral under the Term and Note Security Documents to secure the Term and Note Secured Obligations shall be second and subordinated to the Liens granted under the Revolver Security Documents on the Revolver First Priority Collateral and (z) and the Liens granted on the Term and Note First Priority Collateral under the Revolver Security Documents to secure the Revolver Secured Obligations shall be second and subordinated to the Liens granted under the Term and Note Security Documents on the Term and Note First Priority Collateral.

(ii)           Notwithstanding the terms of any Revolver Loan Documents, Term Loan Documents or the Senior Secured Notes Indenture, in the event of any enforcement of any Liens or in connection with a Bankruptcy Proceeding, all proceeds of Collateral, including the proceeds of any collection, sale or disposition of the Collateral or any portion thereof in connection with the exercise of remedies under the Security Documents or otherwise and any proceeds or recoveries under any title insurance policy(ies) insuring any Mortgage, shall be distributed in accordance with the following procedure:

(x)                                   Such proceeds of the Revolver First Priority Collateral shall be applied first to the Revolver Secured Obligations (including, without limitation, all interest thereon accruing subsequent to the filing of a bankruptcy case (or that would accrue but for such filing) at the rate provided for in the Revolving Credit Agreement, whether or not such interest is an allowed claim under applicable law) in accordance with Section 8.4 of the Revolver Security Agreement and, after the Revolver Secured Obligations have been Fully Paid, shall be applied to the Term and Note Secured Obligations in accordance with Section 8.4 of the Term and Note Security Agreement;

(y)                                 Such proceeds of the Term and Note First Priority Collateral shall be applied first to the Term and Note Secured Obligations (including, without limitation, all interest thereon accruing subsequent to the filing of a bankruptcy case (or that would accrue but for such filing) at the rate provided for in the Term Credit Agreement, whether or not such interest is an allowed claim under applicable law) in accordance with Section 8.4 of the Term and Note Security Agreement; and, after the Term and Note Secured Obligations have been Fully Paid, shall be applied to the Revolver Secured Obligations in accordance with Section 8.4 of the Revolver Security Agreement; and

(z)                                   In the event that any Collateral Agent receives the proceeds of any Collateral in contravention of the preceding paragraphs (x) and (y), it shall hold such proceeds in trust for, and promptly turn over such proceeds (in the same form as received, with any necessary non-recourse endorsement) to the proper Collateral Agent in accordance with the provisions of clause (x) and (y) above; provided, however, that in the event any Collateral Agent fails to provide any such endorsement, the applicable Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

(iii)          For the avoidance of doubt, it is understood and agreed that the Revolver Collateral Agent may apply proceeds held in the Master Collection Account (as defined in the Revolving Credit

Agreement) and any Deposit Account (as defined in the Revolving Credit Agreement) pursuant to and in accordance with the express terms of the Revolving Credit Agreement, and that the mandatory prepayments provided for in Section 4.5 of the Revolving Credit Agreement and Section 4.2 of the Term Credit Agreement may be applied in a manner consistent with the terms of such respective agreements.

(iv)          Each of the parties hereto acknowledges that the Lien priorities provided in this Agreement shall not be affected or impaired in any manner whatsoever, including, without limitation, on account of (i) the invalidity, irregularity or unenforceability of all or any part of the Loan Documents, the Senior Secured Notes Indenture or the Senior Secured Notes; (ii) any amendment, change or modification of any Loan Document, the Senior Secured Notes Indenture or the Senior Secured Notes; or (iii) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability of, or stay of actions or lien enforcement proceedings against, any Credit Party, its property, or its estate in bankruptcy resulting from any bankruptcy, arrangement, readjustment, composition, liquidation, rehabilitation, similar proceeding or otherwise involving or affecting any Credit Party.

(b)           Each Collateral Agent hereby appoints each other as agent for purposes of perfecting its respective security interests, Liens and claims in the Collateral (in each case, whether such Collateral was delivered to the Revolver Collateral Agent, the Term and Note Collateral Agent or the Mortgagee, as the case may be, prior to, on or after the date hereof), in each case to the extent that such perfection may be obtained by possession or control and hereby acknowledges that it holds possession of such Collateral, including, without limitation, any instruments, for the benefit of the other Collateral Agents.  On the date on which the Revolver Secured Obligations are Fully Paid, the Revolver Collateral Agent shall deliver or cause to be delivered any Collateral in its possession or control to the Term and Note Collateral Agent.  On the date on which the Term and Note Secured Obligations are Fully Paid, the Term and Note Collateral Agent shall deliver or cause to be delivered any Collateral in its possession or control to the Revolver Collateral Agent.

(c)           The parties hereto shall not challenge or question in any proceeding the validity, perfection, priority or enforceability of this Agreement, as a whole, or any term or provision contained herein or the validity or enforceability of any Lien, Mortgage or financing statement in favor of any Collateral Agent or the relative priority of any such Lien or Mortgage.

(d)           In the event of any Refinancing of the Revolver Secured Obligations, the Term and Note Collateral Agent and the Term and Note Secured Creditors, including the Senior Secured Notes Trustee, for itself and the Senior Secured Noteholders, do hereby confirm (and, upon request, agree to reconfirm at any time) the continued applicability of the provisions hereof in respect of the relative priority between the Liens securing the Term and Note Secured Obligations and the Liens securing any Obligations incurred as a result of the Refinancing of the Revolver Secured Obligations, but only to the extent that such Refinancing is consummated in accordance with all applicable provisions of the Term Credit Agreement.  In connection with any Refinancing of all or any portion of the Revolver Secured Obligations prior to the occurrence of a Bankruptcy Event, the Term and Note Collateral Agent, on behalf of each Term and Note Secured Creditor, shall, if requested by Borrower or the existing or new holders of the Revolver Secured Obligations, execute an intercreditor agreement or amend and restate this Agreement in a manner that is substantially similar to this Agreement with the lenders under such Refinancing.

(e)           In the event of any Refinancing of the Term and Note Secured Obligations, the Revolver Collateral Agent and the Revolver Secured Creditors and the Senior Secured Notes Trustee, for itself and the Senior Secured Noteholders, do hereby confirm (and, upon request, agree to reconfirm at any time) the continued applicability of the provisions hereof in respect of the relative priority between the Liens securing the Revolver Secured Obligations and the Liens securing any Obligations incurred as a result of the Refinancing of the Term and Note Secured Obligations, but only to the extent that such Refinancing is consummated in accordance with all applicable provisions of the Revolving Credit Agreement.  In connection with any Refinancing of all or any portion of the Term and Note Secured Obligations prior to the occurrence of a Bankruptcy Event, the Revolver Collateral Agent, on behalf of each Revolver Secured Creditor, shall, if requested by Borrower or the existing or new holders of the Term and Note Secured Obligations, execute an intercreditor agreement or amend and restate this Agreement in a manner that is substantially similar to this Agreement with the lenders under such Refinancing.

(f)            The Term and Note Collateral Agent, for itself and each Term and Note Secured Creditor (including, without limitation, the Senior Secured Notes Trustee, on behalf of itself and the Senior Secured Noteholders), hereby waives any requirement on the part of the Revolver Collateral Agent or the Revolver Secured Creditors in respect of marshalling of assets constituting Revolver First Priority Collateral upon any exercise of remedies by the Revolver Collateral Agent or the Revolver Secured Creditors and, except as expressly set forth herein, any requirement that the Revolver Collateral Agent or any Revolver Secured Creditor exercise remedies with respect to collateral security for the Revolver Secured Obligations in any particular order or any particular manner.  The Revolver Collateral Agent, on behalf of itself and each Revolver Secured Creditor, hereby waives any requirement on the part of the Term and Note Collateral Agent or the Term and Note Secured Creditors in respect of marshalling of assets constituting Term and Note First Priority Collateral upon any exercise of remedies by the Term and Note Collateral Agent or the Term and Note Secured Creditors and, except as expressly set forth herein, any requirement that the Term and Note Collateral Agent or any Term and Note Secured Creditor exercise remedies with respect to collateral security for the Term and Note Secured Obligations in any particular order or any particular manner.

(g)           Nothing in this Agreement shall relieve any Assignor from the performance of any term, covenant, condition or agreement on such Assignor’s part to be performed or observed under or in respect of any of the Collateral pledged by it or from any liability to any Person under or in respect of any of such Collateral or impose any obligation on any Collateral Agent to perform or observe any such term, covenant, condition or agreement on such Assignor’s part to be so performed or observed or impose any liability on any Collateral Agent for any act or omission on the part of such Assignor relative thereto or for any breach of any representation or warranty on the part of such Assignor contained in this Agreement or any other Loan Document or the Senior Secured Notes Indenture, or in respect of the Collateral pledged by it.  The obligations of each Assignor contained in this paragraph shall survive the termination of this Agreement and the discharge of such Assignor’s other obligations hereunder.

Section 3.                                               Certain Intercreditor Agreements Regarding Refinancing of Bank Obligations, Amendments to Loan Documents and Related Matters.

(a)           The Senior Secured Notes Trustee agrees, acknowledges and consents that, until the Bank Obligations are Fully Paid, at any time and from time to time without the consent of or notice to the Senior Secured Notes Trustee or any Senior Secured Noteholder and, without incurring responsibility to the Senior Secured Notes Trustee or any Senior Secured Noteholder, and without impairing or releasing the subordination provided for herein or the obligations hereunder, any or all of the Revolver Loan Documents and/or any or all of the Term Loan Documents and/or any or all of the Obligations thereunder may be Refinanced, refunded, replaced, amended, extended, renewed, restated, supplemented or otherwise modified in any way whatsoever, including, without limitation, to:

(i) shorten or extend the final maturity of all or any part of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), (ii) modify the amortization of the principal amount of all or any part of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), (iii) to the extent permitted by the Senior Secured Notes Indenture, increase the principal amount of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), or otherwise provide for additional advances and grant any lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance to secure any such increased indebtedness and, irrespective of the time, order or method of creation, attachment or perfection thereof or the filing or recording thereof, make any such lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance, in each case subject to Section 2, including the lien priorities set forth set forth therein, (iv) raise the standard or default per annum interest rates applicable to all or any part of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), (v) impose any additional fees or penalties upon Borrower or any of its subsidiaries or increase the amount of or rate for any fees or penalties provided for in the Revolver Loan Documents or Term Loan Documents, (vi) retain or obtain a lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance on any property to secure any of the Revolver Secured Obligations or Term and Note Secured Obligations, (vii) enter into any new, replaced, amended, extended, renewed, restated, supplemented or otherwise modified Revolver Loan Documents or Term Loan Documents, (viii) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, all or any of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations) or otherwise Refinance, refund, replace, amend, extend, renew, restate, supplement or otherwise modify in any manner, or grant any waiver, forbearance or release with respect to, all or any part of the Revolver Secured Obligations or Term and Note Secured Obligations (in each case, other than the Senior Secured Notes Obligations) or any Revolver Loan Document or Term Loan Document, (ix) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), (x) release any Person liable in any manner under or in respect of Revolver Secured

Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations) or, acting in accordance with the relevant Security Documents, release or compromise any obligation of any nature of any Person with respect to any of the Revolver Secured Obligations or Term and Note Secured Obligations, (xi) except to the extent in violation of the Senior Secured Notes Indenture, sell, exchange, not perfect or otherwise deal with any property at any time pledged, assigned or mortgaged to secure or otherwise securing, all or any part of the Revolver Secured Obligations or Term and Note Secured Obligations, including without limitation, any Collateral, (xii) subject to Section 4, release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any Revolver Secured Obligations or Term and Note Secured Obligations, or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property, (xiii) amend or grant any waiver or release with respect to, or consent to any departure from, any guaranty of all or any of the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), (xiv) grant any lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance, (xv) exercise or refrain from exercising any rights or remedies against and release from obligations of any type (other than the Senior Secured Notes Obligations), Borrower or any of its subsidiaries or any other Person, (xvi) replace any Bank Agent, Collateral Agent or Lender, whether or not in connection with a Refinancing and (xvii) otherwise manage and supervise the Revolver Secured Obligations or Term and Note Secured Obligations (other than the Senior Secured Notes Obligations) in accordance with such person’s usual practices, modified from time to time as such person deems appropriate under the circumstances.

(b)           The Senior Secured Notes Trustee, for itself and on behalf of the Senior Secured Noteholders, hereby irrevocably constitutes and appoints the Term and Note Collateral Agent and any officer or agent of the Term and Note Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Senior Secured Notes Trustee or such holder or in the Term and Note Collateral Agent’s own name, from time to time in the Term and Note Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 3, to take any and all appropriate action and to execute and record any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 3, including, without limitation, any financing statements, endorsements or other instruments of transfer or release.  In connection therewith, the Term and Note Collateral Agent acknowledges its appointment under Section 11.03 of the Senior Secured Notes Indenture as “Second Priority Collateral Agent” for the benefit of the Senior Secured Notes Trustee and the holders of the Senior Secured Notes, subject to all terms and conditions set forth in the Indenture.

(c)           In connection with any Refinancing, refunding, replacement, amendment, extension, renewal, restatement, supplement or other modification of all or any portion of the Revolver Secured Obligations or the Term and Note Secured Obligations prior to the occurrence of a Bankruptcy Event, the Senior Secured Notes Trustee, on behalf of each Senior Secured Noteholder, does hereby (i) confirm (and, upon request, agrees to reconfirm at any time) the continued applicability of the provisions hereof and (ii) consent to any successor, replacement or assignee of any Revolver Agent, Term and Note Agent or Mortgagee becoming party to this Agreement and/or any Security Agreement or Loan Document (including by execution of an assignment or joinder agreement or other equivalent instrument) without any additional consent or approval of the Senior Secured Notes Trustee; provided, however, that, notwithstanding the foregoing, the Senior Secured Notes Trustee shall, if requested by the Borrower, any Revolver Agent, Term and Note Agent or the Mortgagee (or any successor, replacement or assignee thereof), or any existing or new holder of Revolver Secured Obligations or Term and Note Secured Obligations, upon receipt of the documents required by Section 9.06 of the Senior Secured Notes Indenture, execute an intercreditor agreement, or an amendment to or restatement of this Agreement substantially similar to this Agreement (incorporating such amendments, modifications, waivers or variances which do not materially adversely affect the rights and benefits of the holders of the Senior Secured Notes in a different manner than the other Term and Note Secured Creditors).

Section 4.                Release of Liens.

(a)           Subject to the provisions of Section 4(b), each of the Revolver Collateral Agent, the Term and Note Collateral Agent and the Mortgagee may, at any time or from time to time, acting in accordance with the Revolver Security Agreement, the Term and Note Security Agreement or, in the case of any Mortgage, the terms of the Credit Agreements, as the case may be, release any Liens held by such Collateral Agent against all or any portion of the Collateral.

(b)           If (i) the Revolver Collateral Agent releases the Liens on all Collateral in respect of all Revolver Secured Obligations and the Term and Note Collateral Agent releases the Liens on all Collateral in respect of all Term and Note Secured Obligations (other than the Senior Secured Notes Obligations), or (ii) all Revolver Secured Obligations and all Term and Note Secured Obligations (other than the Senior Secured Notes Obligations) are Fully Paid, then all the Liens on the Collateral securing the Senior Secured Notes Obligations will be automatically released and terminated and the Term and Note Collateral Agent shall have no further duties or obligations under the Term and Note Security Agreement; provided, however, in the case of either clause (i) or (ii) above, if a Default or Event of Default shall have occurred and be continuing under the Senior Secured Notes Indenture, the Liens on the Collateral securing the Senior Secured Notes Obligations shall not be released and the Term and Note Security Agreement shall not terminate until such time as the Default or Event of Default is cured or waived in accordance with the Senior Secured Notes Indenture.

(c)           Subject to Section 4(b), the Senior Secured Notes Trustee agrees that its consent shall not be required in connection with the release of all or any portion of the Collateral at any time, including, without limitation, any time that a Default or Event of Default shall have occurred and be continuing under the Senior Secured Notes Indenture.

Section 5.                Notice of Intent to Foreclose.

(a)           The Revolver Collateral Agent will give the Term and Note Collateral Agent notice of its intent to enforce any Lien upon any of the Revolver First Priority Collateral.  The Term and Note Collateral Agent will give the Revolver Collateral Agent notice of its intent to enforce any Lien upon any of the Term and Note First Priority Collateral.  The notice required by this Section 5(a) shall be required to be given by a party only if it intends to:

(i)            deliver to any Credit Party written notice of its intent to enforce a Lien in full or partial satisfaction of any obligation secured thereby;

(ii)           commence legal action against any Credit Party for foreclosure or replevin or other enforcement of a Lien; or

(iii)          take possession of or title to, or deliver to any third party possession of or title to, any real or personal property of any Credit Party (other than possession of cash in accounts expressly contemplated by the Credit Documents or possession of property by the Bank Agents as a means of perfection);

(b)           The notice required by Section 5(a):

(i)            shall not be required in any other instance or as to any other action or event (including, for purposes of illustration and not by way of limitation, any incurrence, payment or acceleration of any of the Obligations or any amendment or waiver of the terms thereof, any exercise of a right of setoff, any notification to account debtors to make payment directly to the secured party or any other exercise of collection rights or the institution of any other legal proceedings, including suit to collect any debt or claim or the commencement of any bankruptcy case, receivership  or insolvency proceeding);

(ii)           need only state that it is given pursuant to the provisions of this Agreement and that Lien enforcement action may be taken by the party giving the notice, and need not disclose or describe the action to be taken; and

(iii)          shall be given at least five (5) business days prior to the date on which any enforcement action described above is taken, except that a party may give such notice promptly after taking such enforcement action if it in good faith believes that immediate enforcement action is or may be required to protect its interest in the property subject to its Liens.

(c)           No liability or defense shall arise, no Lien shall be lost, invalidated or impaired, and no action taken in enforcement of a Lien shall be annulled, set aside, affected, or impaired, as a result of any notice required by this Agreement not being given or being defectively given.

Section 6.                Consent to License of Intellectual Property; Access to Information; Access to Real Property to Process and Sell Inventory.

(a)           (i)  The Term and Note Collateral Agent hereby (A) acknowledges and consents to the grant to the Revolver Collateral Agent by the Credit Parties on the date hereof of a limited, nonexclusive royalty-free license in the form of Annex A hereto (the “Closing Date License”) and (B) agrees that its Liens in the Term and Note First Priority Collateral shall be subject to the Closing Date License.  Furthermore, in connection with any foreclosure sale conducted in foreclosure of any Lien on the Term and Note First Priority Collateral, or any part thereof, the Term and Note Collateral Agent hereby agrees that (x) any notice required to be given by the Term and Note Collateral Agent in connection with such foreclosure sale shall contain an acknowledgement that such Term and Note Collateral Agent’s Lien is subject to the Closing Date License and (y) it shall deliver a copy of the Closing Date License to any purchaser at such foreclosure and inform such purchaser that such Term and Note Collateral Agent’s Lien is subject to the Closing Date License.

(ii)  If so required by any Collateral Agent (the “Requesting Agent”), each other Collateral Agent (the “Responding Agent”) shall deliver its written consent (given without any representation, warranty, or obligation whatsoever) to any grant by any Credit Party to the Requesting Agent of a limited, non-exclusive royalty-free license to use any patent, trademark, or priority information of obligor that is subject to a Lien held by such Responding Agent, in connection with the enforcement of any Lien held by the Requesting Agent upon any of the Revolver First Priority Collateral or the Term and Note First Priority Collateral, as applicable, in accordance with the terms hereof, and to the extent appropriate, in the good faith opinion of the Requesting Agent, to process, ship, produce, store, complete, supply, lease, sell or otherwise dispose of any Revolver First Priority Collateral or Term and Note First Priority Collateral or to collect or otherwise realize upon any Revolver First Priority Collateral consisting of accounts (“Account Collection”), as applicable, in any lawful manner for the purpose of disposing of such Collateral (any such actions or activities taken by the Requesting Agent shall be at the expense of the Requesting Agent).  Any consent so delivered by the Responding Agent shall be binding on its successors and assigns.

(iii)  If any Collateral Agent or any Lender becomes the owner of any patent, trademark or proprietary information of any Credit Party as a result of the exercise of remedies by such Collateral Agent with respect to its Lien on such patent, trademark or proprietary information, then upon request of the Requesting Agent, the Responding Agent shall grant to the Requesting Agent a limited, nonexclusive royalty-free license (a “Disposition License”) to use any such patent, trademark, or proprietary information to the extent necessary to enforce any Lien held by the Requesting Agent upon any of the Revolver First Priority Collateral or the Term and Note First Priority Collateral, as applicable, and to the extent appropriate, in the good faith opinion of the Requesting Agent, to process, collect, ship, produce, store, complete, supply, lease, sell or otherwise dispose of any Revolver First Priority Collateral or Term and Note First Priority Collateral in any lawful manner (any such actions or activities taken by the Requesting Agent shall be at the expense of the Requesting Agent).  Any license so granted by the Responding Agent shall be binding on its successors and assigns.  Furthermore, to the extent the Responding Agent becomes the owner of any patent, trademark or proprietary information of any Credit Party as a result of the exercise of remedies by such Collateral Agent with respect to its Lien on such patent, trademark or proprietary information, the Responding Agent shall not make any subsequent sale or transfer of such patent, trademark or proprietary information unless the purchaser or transferee thereof agrees in writing to provide a Disposition License to any Collateral Agent requesting one of such purchaser or transferee.

(b)           If any Collateral Agent takes actual possession of any documentation of any Credit Party (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of such Collateral Agent), then upon request of the Requesting Agent and reasonable advance notice, the Responding Agent will permit the Requesting Agent or its representative to inspect and copy such documentation if and to the extent the Requesting Agent certifies to the Responding Agent that:

(i)            such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the Requesting Agent, to the enforcement of Requesting Agent’s Liens upon any Revolver First Priority Collateral or Term and Note First Priority Collateral, as the case may be; and

(ii)           the Requesting Agent is entitled to receive and use such information as against the Credit Parties and their suppliers, customers and contracts, and under applicable law, and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.

(c)           If, upon enforcement of the Term and Note Collateral Agent’s Lien, such Term and Note Collateral Agent takes actual possession of any real property of any Credit Party, then, if so requested by the Revolver Collateral Agent and upon reasonable advance notice, the Term and Note Collateral Agent will allow the Revolver Collateral Agent and its officers, employees, and agents reasonable and non-exclusive access to and use of such property for a period not exceeding 180 consecutive calendar days (the “Processing and Sale Period”), as necessary or reasonably appropriate to process, ship, produce, store, complete, supply, lease, sell, or otherwise dispose of, in any lawful manner, any inventory upon which the Revolver Collateral Agent holds a Lien, or to effectuate Account Collection, subject to the following conditions and limitations:  (x) the Processing and Sale Period shall commence on the date the Term and Note Collateral Agent takes possession of such real property and shall terminate on the earlier of (i) the day that is 180 days thereafter; and (ii) the day on which all inventory (other than inventory acknowledged to have been abandoned by the Revolver Collateral Agent) has been removed from such property and the Account Collection has been fully effectuated and (y) the Revolver Collateral Agent, at its expense, shall repair any damage to such property caused by its exercise of the rights contained in this Section 6(c).

(d)           The Term and Note Collateral Agent may condition its performance of any obligation set forth in this Section 6 upon its prior receipt (without cost to it) of:

(i)            such assurances as it may reasonably request to confirm that the performance of such obligation and all activities of the Revolver Collateral Agent or its officers, employees, and agents in connection therewith or incidental thereto:

(x)            will be permitted, lawful, and enforceable as against the Credit Parties and their suppliers, customers, and contracts and under applicable law and will be conducted in accordance with prudent manufacturing practices; and

(y)           will not impose upon the Term and Note Collateral Agent any legal duty, legal liability, or risk of uninsured loss; and

(ii)           such indemnity or insurance as the Term and Note Collateral Agent may reasonably request in connection therewith.

(e)           The Borrower and the other Credit Parties consent to the performance by the Term and Note Collateral Agent of the obligations set forth in this Agreement and acknowledge and agree that the Term and Note Collateral Agent shall never be accountable or liable for any action taken or omitted by the Revolver Collateral Agent or its officers, employees, and agents in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure or any proprietary information or other intellectual property by the Revolver Collateral Agent or its officers, employees, agents, successors, or assigns or any other damage to or misuse or loss of any property of any Credit Party as a result of any action taken or omitted by the Revolver Collateral Agent.  The Revolver Collateral Agent hereby agrees to indemnify the Term and Note Collateral Agent for any losses or liabilities described in this Section 6(e).

Section 7.                Exercise of Remedies - Senior Secured Notes Trustee.

(a)           Notwithstanding anything to the contrary in this Agreement or the Senior Secured Notes Indenture, until the Term Bank Obligations are Fully Paid and, so long as all Liens securing the Senior Secured Notes Obligations have not been released, (i) neither the Senior Secured Notes Trustee nor any Senior Secured Noteholder shall have any right or power to exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Collateral (other than to receive a share of the Proceeds (as defined in the Term and Note Security Agreement or the applicable Mortgage, as the case may be) of such Collateral, if any, as and when provided in the Term and Note Security Agreement or the applicable Mortgage, as the case may be), including, without limitation, the following: (w) to institute any action or proceeding with respect to any Collateral, including, without limitation, any action of foreclosure, (x) contest, protest or object to (1) any foreclosure proceeding or action brought by any Bank Agent or Collateral Agent, (2) the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Bank Agent or Revolver Secured Creditor is a party, or (3) any other exercise by any such party of any rights and remedies relating to the Collateral under any Revolver Loan Documents, any Term Loan Documents or otherwise, (y) object to the forbearance by any Bank Agent or Lender from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral or (z) demand, accept or obtain any lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance on any Collateral (other than from time to time as granted pursuant to the Term and Note Security Agreement or the Mortgages); and (ii) the Bank Agents and the Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff, recoupment and the right to credit bid any Obligations) and make determinations regarding release (subject to Section 4), disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Senior Secured Notes Trustee or any Senior Secured Noteholder.  In exercising rights and remedies with respect to the Collateral, the Bank Agents and the Lenders may (acting in accordance with the terms of the applicable Loan Documents) enforce the provisions of the Revolver Loan Documents and the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include, without limitation, the rights of an agent or other representative appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

(b)           In the event that the Senior Secured Notes Trustee receives proceeds of any Collateral, it shall hold such proceeds in trust for, and promptly turn over such proceeds (in the same form as received, with any necessary non-recourse endorsement) to, the Term and Note Collateral Agent, which shall in turn, if required, dispose of such Collateral in accordance with the provisions of Section 2(a)(ii); provided, however, that in the event that the Senior Secured Notes Trustee fails to provide any such endorsement, the Term and Note Collateral Agent is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

(c)           The Senior Secured Notes Trustee, for itself and on behalf of the Senior Secured Noteholders, agrees that the Senior Secured Notes Trustee and the Senior Secured Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Collateral Agents under the Security Documents or the Bank Agents under the Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise.

(d)           Without limiting the generality of the foregoing, in any bankruptcy case of a pledgor of Collateral, neither the Senior Secured Notes Trustee nor the Senior Secured Noteholders shall directly or indirectly (i) object to the terms of any use of cash collateral or debtor in possession financing consented to by the Bank Agents, or file any pleading with respect to use of cash collateral or debtor in possession financing without the prior express written consent of the Bank Agents in each instance, provided the Senior Secured Notes Obligations and Term Bank Obligations are treated similarly in connection with any such use of cash collateral or financing, (ii) object to any adequate protection, including additional or replacement liens or administrative priority claims, consented to by the Bank Agents, or file any pleading with respect to any such adequate protection, without the prior express written consent of the Bank Agents in each instance, provided the Senior Secured Notes Obligations and Term Bank Obligations are treated similarly in connection with any such adequate protection, (iii) seek relief from the automatic stay, or object to any relief from the automatic stay requested by the Bank Agents, with respect to any portion of the Collateral, without the prior express written consent of the Bank Agents in each instance, provided the Senior Secured Notes Obligations and Term Bank Obligations are treated similarly in connection with any such motion, (iv) object to any sale of all or any portion of the Collateral consented to by the Bank Agents, or file any pleading with respect to the sale of all or any portion of the Collateral, without the prior express written consent of the Bank Agents in each instance, provided the Senior Secured Notes Obligations and Term Bank Obligations are treated similarly in connection with any such sale, or (v) appear and be heard on any matter in such case in a manner inconsistent with the terms and provisions of this Agreement.

(e)           Unless and until all Bank Obligations have been Fully Paid, the Bank Agents and the Lenders shall have the sole and exclusive right, subject to the rights of the Borrower under the Loan Documents, to adjust settlement for any insurance policy governing the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

Section 8.                Exercise of Remedies - Collateral Agents.

(a)           Notwithstanding anything to the contrary in this Agreement or the Term Loan Documents, until the Revolver Bank Obligations are Fully Paid and, so long as all Liens on the

Revolver First Priority Collateral securing the Revolver Secured Obligations have not been released, (i) neither the Term and Note Collateral Agent nor any lender under the Term Credit Agreement shall have any right or power to exercise or seek to exercise any rights or remedies prior to any Bankruptcy Proceeding (including setoff or recoupment) with respect to any Revolver First Priority Collateral (other than to receive a share of the Proceeds (as defined in the Term and Note Security Agreement or the applicable Mortgage, as the case may be) of such Revolver First Priority Collateral, if any, as and when provided in the Term and Note Security Agreement or the applicable Mortgage, as the case may be), including, without limitation, the following: (w) to institute any action or proceeding with respect to any Revolver First Priority Collateral, including, without limitation, any action of foreclosure, (x) contest, protest or object to (1) any foreclosure proceeding or action brought by the Revolver Collateral Agent, (2) the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Revolver Collateral Agent is a party, or (3) any other exercise by any such party, of any rights and remedies relating to the Revolver First Priority Collateral under any Revolver Loan Documents or otherwise, (y) object to the forbearance by the Revolver Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Revolver First Priority Collateral or (z) demand, accept or obtain any lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance on any Revolver First Priority Collateral (other than from time to time as granted pursuant to the Term and Note Security Agreement or the Mortgages), provided that the Term and Note Collateral Agent may demand a second and subordinate lien on any Revolver First Priority Collateral; and (ii) the Revolver Collateral Agent shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff, recoupment and the right to credit bid any Obligations) and make determinations regarding release (subject to Section 4), disposition, or restrictions with respect to the Revolver First Priority Collateral without any consultation with or the consent of the Term and Note Collateral Agent.  In exercising rights and remedies with respect to the Revolver First Priority Collateral, the Revolver Collateral Agent may (acting in accordance with the terms of the applicable Loan Documents) enforce the provisions of the Revolver Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion.  Such exercise and enforcement shall include, without limitation, the rights of an agent or other representative appointed by it to sell or otherwise dispose of Revolver First Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

(b)           Notwithstanding anything to the contrary in this Agreement or the Revolver Loan Documents, until the Term and Note Secured Obligations are Fully Paid and, so long as all Liens on the Term and Note First Priority Collateral securing the Term and Note Secured Obligations have not been released, (i) neither the Revolver Collateral Agent nor any lender under the Revolving Credit Agreement shall have any right or power to exercise or seek to exercise any rights or remedies prior to any Bankruptcy Proceeding (including setoff or recoupment) with respect to any Term and Note First Priority Collateral (other than to receive a share of the Proceeds (as defined in the Revolver Security Agreement or the applicable Mortgage, as the case may be) of such Term and Note First Priority Collateral, if any, as and when provided in the Revolver Security Agreement or the applicable Mortgage, as the case may be), including, without limitation, the following: (w) to institute any action or proceeding with respect to any Term and Note First Priority Collateral, including, without limitation, any action of foreclosure, (x) contest, protest or object to (1) any foreclosure proceeding or action brought by the Term and Note Collateral Agent, (2) the exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Term and Note Collateral Agent is a party, or (3) any other exercise by any such party, of any rights and remedies relating to the Term and Note First Priority Collateral under any Term Loan Documents or otherwise, (y) object to the forbearance by the Term and Note Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Term and Note First Priority Collateral or (z) demand, accept or obtain any lien, mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, charge, deposit arrangement or other similar encumbrance on any Term and Note First Priority Collateral (other than from time to time as granted pursuant to the Revolver Security Agreement or the Mortgages), provided that the Revolver Collateral Agent may demand a second and subordinate lien on any Term and Note First Priority Collateral; and (ii) the Term and Note Collateral Agent shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff, recoupment and the right to credit bid any Obligations) and make determinations regarding release (subject to Section 4), disposition, or restrictions with respect to the Term and Note First Priority Collateral without any consultation with or the consent of the Term and Note Collateral Agent.  In exercising rights and remedies with respect to the Term and Note First Priority Collateral, the Term and Note Collateral Agent may (acting in accordance with the terms of the applicable Loan Documents) enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion.  Such exercise and enforcement shall include, without limitation, the rights of an agent or other representative appointed by it to sell or otherwise dispose of Term and Note First Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

(c)           Unless and until all Revolver Bank Obligations have been Fully Paid, the Revolver Agent shall have the sole and exclusive right, subject to the rights of the Borrower under the Loan Documents, to adjust settlement for any insurance policy governing the Revolver First Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Revolver First Priority Collateral.  Unless and until all Term and Note Secured Obligations have been Fully Paid, the Term and Note Collateral Agent shall have the sole and exclusive right, subject to the rights of the Borrower under the Loan Documents, to adjust settlement for any insurance policy governing the Term and Note First Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Term and Note First Priority Collateral.

Section 9.                Provisions Applicable After Bankruptcy.  Each Collateral Agent agrees: (i) that in any bankruptcy proceeding it will not object to or oppose (or encourage any other Person to object to or oppose) any claim, action, objection or other proceeding challenging the application by, or grant to, the Other Collateral Agent of “adequate protection” rights in any bankruptcy proceeding to the extent such claim of adequate protection is made solely with respect to Other Creditor First Priority Collateral, including liens or claims granted, or payments made, in consideration thereof; provided, that if such adequate protection is sought or granted in the form of additional or replacement liens or administrative claims in the bankruptcy proceeding, such Collateral Agent shall be entitled to so object to the extent that such Collateral Agent is not provided adequate protection of its interests in the Other Creditor First Priority Collateral in the same form, but with the priority as set forth in this Agreement; (ii) that in any bankruptcy proceeding it will not object to or oppose (or encourage any other Person to object to or oppose) any (a) use of cash collateral under Section 363 of the Bankruptcy Code with respect to the Other Creditor First Priority Collateral consented to by the Other Collateral Agent, (b) debtor in possession financing under Section 364 of the Bankruptcy Code to the extent secured solely by the Other Creditor First Priority Collateral and consented to by the Other Collateral Agent, including any such financing that refinances all or any portion of the Obligations or (c) motion for relief from stay by the Other Collateral Agent solely with respect to the Other Creditor First Priority Collateral; and (iii) that it will not object to or oppose (or encourage any other Person to object to or oppose), and will be deemed to have consented to, any sale or other disposition of any Other Creditor First Priority Collateral free and clear of its security interests, liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Other Collateral Agent has consented to such sale or disposition of such assets and if the proceeds thereof are fully applied in accordance with the priorities set forth in this Agreement or, to the extent not so applied, the liens of such Collateral Agent attach to the proceeds with the same priority as set forth in this Agreement.

Section 10.             Disclaimers, Etc.

(a)           Each party executing this Agreement agrees, for itself and on behalf of the relevant Secured Creditors, that (i) each Collateral Agent may act as the Revolver Instructing Group or the Term and Note Instructing Group, as the case may be, may direct (regardless of whether any Secured Creditor or any holder represented thereby agrees, disagrees or abstains with respect to such request), (ii) each Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not, on its face, conflict with the express terms of this Agreement) and (iii) no Secured Creditor or any holder represented thereby shall have any liability to any other Secured Creditor or any holder represented thereby for any such request.

(b)           For the avoidance of doubt, each Collateral Agent may at any time request directions from the Revolver Instructing Group or the Term and Note Instructing Group, as the case may be, as to any course of action or other matter relating hereto or as to any Security Document.  Except as otherwise expressly specified in this Agreement, any such directions given by the Revolver Instructing Group or the Term and Note Instructing Group shall be binding on the Revolver Secured Creditors and the Term and Note Secured Creditors, respectively, for all purposes as described in this Agreement.

(c)           The provisions of Article XI of the Term and Note Security Agreement are incorporated herein by reference thereto.

(d)           Notwithstanding the use of the term “Agent” herein and/or in any Loan Document, it is expressly understood and agreed that no Collateral Agent shall have any fiduciary responsibilities to any Secured Creditor by reason of this Agreement, any Security Agreement or any Loan Document and that each Collateral Agent is merely acting as the contractual representative of the applicable Secured Creditors with only those duties as are expressly set forth in this Agreement and the Security Agreements and Mortgages, as the case may be.  In its capacity as the Secured Creditors’ contractual representative, no Collateral Agent assumes any fiduciary duties to any of the Secured Creditors and each is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the Security Agreements and Mortgages, as the case may be.  Each party hereto, for itself and on behalf of the relevant Secured Creditors hereby agrees not to assert a claim against a Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each party hereto, on behalf of each Secured Creditor, hereby waives.  In addition, no Collateral Agent shall have any implied duties to any Secured Creditor or any obligation to any Secured Creditor to take any action hereunder or under any Security Agreement or Mortgage, except any action specifically provided herein or therein to be taken by such Collateral Agent.

Section 11.             Notices of Default and of Payment in Full of Indebtedness.  Each party hereto agrees to use reasonable efforts to give to the others copies of any written notices of default, termination, demand for payment, redemption, acceleration, foreclosure, exercise of remedies and any other written notice of a like nature, which may be given under or pursuant to the terms of any of the applicable Loan Documents or the Senior Secured Notes Indenture and of any notice contemplated under the definition of the term “Fully Paid” herein, in each case concurrently with, or as soon as practicable after, the giving of such notice to such party; provided, however, that no failure of any party to give a copy of any such notice as provided herein shall in any event affect the validity or effectiveness of the notice or render the party liable to any other party in any respect or relieve any party of its obligations and agreements contained herein; provided, further, however, that in no event shall this Section 11 require the delivery of any notices to Borrower.

Section 12.             Notices.  All notices and communications hereunder shall be sent or delivered by mail, telecopier or overnight courier service and all such notices and communications shall (i) in the case of a notice or communication sent by mail, be effective three Business Days following deposit with proper prepaid postage in the mail; (ii) in the case of a notice or communication sent by telecopier, be effective when sent, provided appropriate confirmation is received by the sender; and (iii) in the case of a notice or communication sent by overnight courier, be effective on the date of delivery.  All notices, requests, demands or other communications shall be in writing and addressed as follows:

(i)          If to the Revolver Collateral Agent or Revolver Bank Agent:

Deutsche Bank Trust Company Americas
60 Wall Street, 2nd Floor
NYC60 - 0219
New York, New York 10005
Attention:  Frank Fazio
Telephone No.:  (212) 250-2267
Telecopier No.:  (212) 797-4655

with a copy to:

Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois 60601
Attention:  Charles B. Boehrer
Telephone Number:  (312) 558-5600
Telecopier Number:  (312) 558-5700

(ii)           If to the Term and Note Collateral Agent or Term Bank Agent or Mortgagee:

Deutsche Bank Trust Company Americas
31 West 52nd Street
New York, New York  10022
Attention:  John Anos
Telephone No.:  (212) 469-2750
Telecopier No.:  (212) 469-3632

with a copy to:

Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois 60601
Attention:  Charles B. Boehrer
Telephone Number:  (312) 558-5600
Telecopier Number:  (312) 558-5700

(iii)          If to the Senior Secured Notes Trustee:

HSBC Bank USA, National Association

452 Fifth Avenue

Corporate Trust

New York, New York  10018
Attention:  Gloria Alli

Telephone:  (212) 525-1404
Telecopier No.:  (212) 525-1300

with a copy to:

Pryor Cashman Sherman & Flynn LLP
410 Park Avenue
New York, New York 10022
Attention:  Ronald T. Sarubbi
Telephone No.:  (212) 326-0490
Telecopier No.:  (212) 798-6307

or at such other address or to any such successor or assign as any party may designate by notice to the other party in accordance with the provisions hereof.  In the event that any Secured

Creditor shall be required by the Uniform Commercial Code or any other applicable law to give notice to the Borrower or any other Secured Creditor of the intended disposition of any Collateral, such notice shall be given as provided in the Term and Note Security Agreement and ten days notice shall be deemed to be commercially reasonable.  Each Term and Note Secured Creditor, including the Senior Secured Notes Trustee, hereby appoints the Term and Note Collateral Agent as its agent and representative for purposes of giving and receiving notices under the Term and Note Security Documents.

(a)           Upon written request from the Term and Note Collateral Agent, the Senior Secured Notes Trustee agrees to promptly notify the Term and Note Collateral Agent of (i) the aggregate amount of principal and interest outstanding and other amounts owing with respect to the Senior Secured Notes and the amount, if any, then due and payable under the Senior Secured Notes Indenture, as at such date as the Term and Note Collateral Agent may specify and (ii) any payment received by the Senior Secured Notes Trustee to be applied to the principal of or interest on the amounts due with respect to the Senior Secured Notes.

Section 13.            GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

Section 14.            CONSENT TO JURISDICTION.  THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  EACH PARTY HERETO ACCEPTS FOR AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, IN ANY SUCH ACTIONS OR PROCEEDINGS, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, AND WITH ANY JUDGMENT SUBJECT TO RIGHTS OF APPEAL IN THE JURISDICTIONS SET FORTH ABOVE.

Section 15.            WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.  THE PARTIES HERETO ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE PARTIES HERETO.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

THE PARTIES HERETO EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 16.            Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

Section 17.            Counterparts.  This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

Section 18.            Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

Section 19.            Assignment.  This Agreement shall be binding upon, and inure to the benefit of, the Revolver Secured Creditors and the Term and Note Secured Creditors and their respective successors and assigns regardless of whether such successors or assigns are signatories hereto.  The term “Borrower” as used herein shall also refer to the permitted successors and assigns of the Borrower, including, without limitation, a receiver, trustee, custodian or debtor-in-possession.  The Secured Creditors shall have the right to assign, transfer or grant participations in part or all of the senior debt owed to them, the security therefor and their rights hereunder.  This Agreement shall be binding upon and enure to the benefit of the Secured Creditors and their successors and assigns.

Section 20.            Conflict with Other Agreements.  The parties hereto agree that in the event of any conflict between the provisions of this Agreement and the provisions of any Loan Document, the provisions of this Agreement shall control.

Section 21.            Amendments and Waivers.  This Agreement constitutes the entire agreement of the parties hereto and does not affect any rights and remedies except as expressly provided herein. This Agreement shall be amended, modified or waived only with the written consent of the Revolver Collateral Agent (with such written requisite consent of the Lenders (as defined in the Revolving Credit Agreement) as may be required pursuant to Section

13.1 of the Revolving Credit Agreement) and the Term and Note Collateral Agent (with the written consent of the Required Lenders (as defined in the Term Credit Agreement)), except that (i) written consent of the Senior Secured Notes Trustee shall be required if the amendment, modification or waiver or variance would materially adversely affect the rights and benefits of the Senior Secured Noteholders in a different manner than the other Term and Note Secured Creditors; and (ii) written consent of the Borrower shall be required if the amendment, modification or waiver would impose, or have the effect of imposing, on the Borrower more restrictive covenants or greater obligations than those applicable to the Borrower under this Agreement or any of the Loan Documents as of the date hereof.  No waiver shall be deemed to be made by either Collateral Agent of their respective rights hereunder, unless the same shall be in writing signed by such Collateral Agent (acting in accordance with this Section 21), and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of such Collateral Agent, in any other respect at any other time.

Section 22.             Miscellaneous.  This Agreement is solely for the purpose of defining the relative rights and priorities of the parties hereto and that of the Revolver Secured Creditors and the Term and Note Secured Creditors and their respective successors and assigns with respect to the Collateral, and no other person, firm, entity or corporation shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.  It is expressly acknowledged and agreed that the Revolver Collateral Agent and the Term and Note Collateral Agent may be referred to in one or more Security Documents by other defined terms, including, without limitation, the “Revolving Credit Agreement Collateral Agent” and the “Term Credit Agreement Collateral Agent”, respectively.  No such use of such different terminology is intended to affect the enforcement of this Agreement or any other Security Document.  This Agreement shall not inure to the benefit of the Borrower or any Subsidiary thereof, or their respective successors and assigns.  The parties hereto agree and acknowledge that they shall not challenge or question in any proceeding the validity, perfection, priority or enforceability of this Agreement, as a whole, or any term or provision contained herein.  Without limiting the terms of this Agreement, the parties intend that this Agreement shall be enforceable in a bankruptcy proceeding, including pursuant to Section 510(a) of the Bankruptcy Code.

Section 23.             Termination.  Upon the one hundred twenty-first (121st) day after all Bank Obligations have been Fully Paid, this Agreement shall immediately terminate and cease to be effective and the Bank Agents, the Lenders, the Senior Secured Noteholders, the Senior Secured Notes Trustee, and the Credit Parties shall be released from their respective obligations hereunder (other than such obligations that by their terms are stated to survive the termination of this Agreement); provided, however, (a) this Agreement shall be automatically reinstated if at any time payment of, in whole or in part, any of the Bank Obligations are challenged by the initiation of any suit or proceeding by any party, or are rescinded or must otherwise be restored or returned by any Bank Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, or under any other state or federal law, the common law or any ruling in equity, all as though such payment had not been made, and in such event, all reasonable documented costs and expenses (including, without limitation, any reasonable documented legal fees and disbursements) incurred by any Bank Agent or any Lender in defending any such action or proceeding or enforcing such reinstatement shall be deemed included as part of the Revolver Bank Obligations or Term Bank Obligations, as the case may be, and the Senior Secured Notes Trustee and the Senior Secured Noteholders shall account for any payments received in respect of the Collateral prior to such reinstatement and (b) immediately after all Bank Obligations have been Fully Paid, the terms of this Agreement shall no longer be applicable to restrict any action or failure to act by the Senior Secured Notes Trustee and the Senior Secured Noteholders with respect to the Collateral subject to the immediately preceding clause (a).

Section 24.             Effect of Amendment and Restatement.  Each party hereto hereby acknowledges that this Agreement amends and restates in its entirety the Existing Intercreditor Agreement.  For the avoidance of doubt, the Revolver Collateral Agent, the Term and Note Collateral Agent and the Senior Secured Notes Trustee each acknowledge and agree that for all purposes under the Credit Documents, the Term Credit Agreement constitutes a Refinancing and replacement of the Term Credit Agreement (as defined in the Existing Intercreditor Agreement) and the Term and Note Secured Obligations constitute the formerly named “Second Priority Credit Facility Indebtedness” under the Senior Secured Notes Indenture and the Revolving Credit Agreement constitutes a Refinancing and replacement of the Revolving Credit Agreement (as defined in the Existing Intercreditor Agreement) and the Revolver Secured Obligations constitute the formerly named “First Priority Credit Facilities Indebtedness” under the Senior Secured Notes Indenture.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized representatives as of the day and year first above written.

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Revolver Bank Agent

By:	/s/ Frank Fazio

Name:	Frank Fazio

Title:	Director

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Revolver Collateral Agent

By:	/s/ Frank Fazio

Name:	Frank Fazio

Title:	Director

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Term Bank Agent

By:	/s/ Frank Fazio

Name:	Frank Fazio

Title:	Director

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Term and Note Collateral Agent

By:	/s/ Frank Fazio

Name:	Frank Fazio

Title:	Director

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DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Mortgagee

By:	/s/ Frank Fazio

Name:	Frank Fazio

Title:	Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as Senior Secured Notes Trustee

By:	/s/ Herawattee Alli

Name:	Herawattee Alli

Title:	Assistant Vice President

Acknowledged and Agreed:

HUNTSMAN LLC

By:	/s/ Sean Douglas

Name:	Sean Douglas

Title:	Vice President

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Annex I

All of the right, title and interest of each Assignor in, to and under all of its assets, whether now existing or hereafter from time to time acquired, but excluding

(a)           all Equipment,

(b)                                 all vehicles, aircraft, vessels, barges, railcars, rolling stock or fixtures, together with accessions thereto and replacement parts therefor,

(c)                                  all Mortgaged Property (as defined in the Mortgages) and all other interests in real propety,

(d)                                 all rights under documents governing leases of Equipment, fixtures or real property,

(e)                                  all interests of any Assignor in any shares of capital stock or other equity interests of Huntsman International Holdings LLC or any successor thereto; and

(f)                                    all Proceeds and products of any and all of the foregoing (including without, limitation, all insurance and claims for insurance effected or held for the benefit of such Assignor in respect thereof).

Capitalized terms used but not defined in this Annex I shall have the meanings given such terms in the Revolver Security Agreement.

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